Exhibit 10.18

DEBENTURE PURCHASE AGREEMENT

THE SECURED DEBENTURES (THE “DEBENTURES”) TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AFFORDED BY RULE 506 OF REGULATION D AND/OR REGULATION S. REGULATION S PROHIBITS HEDGING ACTIVITIES IN RESPECT OF THE SECURITIES DURING THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S). IN ADDITION, THE DEBENTURES TO WHICH THIS AGREEMENT RELATES WILL BE ISSUED PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION.

THE DEBENTURES HAVE NOT BEEN REGISTERED UNDER APPLICABLE CANADIAN SECURITIES LAW (THE “APPLICABLE CANADIAN SECURITIES LAWS”) IN ANY PROVINCE OF CANADA AND ARE BEING OFFERED IN RELIANCE UPON EXEMPTIONS FROM THE PROSPECTUS FILING REQUIREMENTS UNDER THE APPLICABLE CANADIAN SECURITIES LAWS. SUCH SECURITIES ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY PROVINCE OF CANADA EXCEPT AS PERMITTED BY THE APPROPRIATE PROVINCIAL SECURITIES ACT AND REGULATIONS MADE THEREUNDER.

THESE DEBENTURES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF SUCH SECURITIES IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY BEING AFFIXED TO SUCH SECURITY. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS OF SUCH SECURITIES ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

THIS DEBENTURE PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between STOCKHOUSE INC., a Colorado corporation, with headquarters located at Suite 500, 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7 (the “Company”), and each entity named on a signature page hereto (each, a “Subscriber”) (each agreement with a Subscriber being deemed a separate and independent agreement between the Company and such Subscriber, except that each Subscriber acknowledges and consents to the rights granted to each other Subscriber under such agreement and the Transaction Agreements, as defined below, referred to therein).

WHEREAS:

A.

The Company and the Subscriber are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Regulation S (“Regulation S”) and / or Rule 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and / or Section 4(2) of the 1933 Act, and / or Applicable Canadian Securities Laws; and

B.

The Subscriber wishes to subscribe for, subject to and upon the terms and conditions of this Agreement, such principal amount of Series 02-1 18% Secured Debentures of the Company (the “Debentures”) as set forth below on the signature page of this Agreement, subject to acceptance of this Agreement by the Company;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS

1.1	As used herein, each of the following terms has the meaning set forth below, unless otherwise defined in this Agreement:

	(a)	“Accredited Investor” has the same meaning ascribed to that term in National Instrument 45-106;

	(b)	“Acts” means the Alberta Act, the B.C. Act and the Ontario Act, collectively;

(c)

“Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person;

(d)

“Alberta Act” means the Securities Act (Alberta), the regulations and rules made thereunder and all published instruments, policy statements, blanket orders, notices, directions and rulings issued or adopted by the Alberta Securities Commission, all as amended;

(e)

“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all published instruments, policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

	(f)	“BCI 72-503” means BC Instrument 72-503 Distributions of Securities Outside of British Columbia of the British Columbia Securities Commission;

	(g)	“Certificates” means the Debentures duly executed by the Company and issued on the Closing Date in the name of the Subscriber;

(h)	“Closing Date” means the date of the closing of the purchase and sale of the Debentures, as provided herein;

(i)	“Commissions” means the provincial securities commissions or other regulatory authority in each of British Columbia, Alberta and Ontario;

(j)	“Directed Selling Efforts” has the same meaning ascribed to that term in Regulation S;

(k)	“Exemptions” means the exemptions from the prospectus requirements of the Acts which are outlined in Sections 2.3 and 2.10 of National Instrument 45-106 and BCI 72-503;

(l)	“Holder” means the Person holding the relevant Debentures;

(m)	“International Jurisdiction” has the meaning ascribed to it in Section 3.1(f)(i);

(n)	“Last Audited Date” means December 31, 2007;

(o)	“National Instrument 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions published by the Canadian Securities Administrators;

(p)

“Ontario Act” means the Securities Act (Ontario), the regulations and rules made thereunder and all published instruments, policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

(q)

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof;

(r)	“Private Placement” means the offering of these Debentures;

(s)

“Public Documents” means all documents that the Company is required to file with the SEC on EDGAR (Electronic Data Gathering, Analysis and Retrieval) and with the Commissions on SEDAR (System for Electronic Document Analysis and Retrieval);

(t)	“Regulatory Authorities” means the Commissions, the TSX Venture Exchange and the securities regulatory authorities in an International Jurisdiction;

(u)	“Security Agreement” means the General Security Agreement among the Company’s wholly-owned subsidiary, Stockgroup Media Inc. and the Secured Parties (as defined therein), dated as of October <>, 2008;

(v)	“Transaction Agreements” means the Debenture Purchase Agreement, the Debentures and the Security Agreement and includes all ancillary documents referred to in those agreements;

(w)	“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) under the 1933 Act; and

(x)

“U.S. Person” has the meaning ascribed to it in Regulation S. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (v) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts.

2.	THE DEBENTURES

2.1	Agreement to Purchase and Purchase Price

(a)

Subject to the terms and conditions of this Agreement and the Transaction Agreements, the undersigned hereby agrees to subscribe for the principal amount of Debentures as is set forth on the signature page of this Agreement (the “Purchase Price”), out of the aggregate amount being subscribed for by all Subscribers of US$1,800,000, or such lesser aggregate amount as the Company shall accept in its sole discretion, to a maximum of $1,800,000. The obligation to repay the Debentures shall be evidenced by the Company’s issuance of one or more Debentures to the Subscriber in the amount of the Purchase Price and shall be secured by the Security Agreement as more fully described in Section 2.4 herein. Each Debenture shall have the terms and conditions as set out in, and be substantially in the form attached hereto as Annex I. The subscription to be made by the Subscriber and the issuance of the Debentures to the Subscriber are sometimes referred to herein and in the Transaction Agreements as the purchase and sale of the Debentures.

	(b)	The Purchase Price shall be equal to the face amount of the Debentures being purchased on the Closing Date and shall be payable in United States or Canadian Dollars.

(c)

The Company promises to pay to the Subscriber the principal sum received pursuant to this Debenture Purchase Agreement on October 31, 2009 (the “Maturity Date”) and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 18% per annum, accruing from the date of initial issuance of the Debentures (the “Issue Date”), on the date (each, an “Interest Payment Date”) which is the earlier of the fourth calendar day of January, April, July and October of each calendar year. Accrual of interest shall commence on the first such business day to occur after the Issue Date and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of Section 2.2 below (the terms of which shall govern as if this sentence were not included in this Debenture), interest on this Debenture is payable, at the option of the Company, in such coin or currency of the United States of America or Canadian dollars as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. Interest payments will be made in the same currency the Debenture is issued.

2.2

Interest. Each Holder is entitled to receive interest at an annual rate of 18%, calculated monthly and paid quarterly. Upon issuance, each Holder must choose one of the two Methods listed below. The Method to be used for each Subscriber must be chosen at the time this Agreement is signed, and cannot be changed once chosen.

Method 1:	All quarterly interest payments to be received in cash on each Interest Payment Date.

Method 2:

All quarterly interest payments to be re-invested and added to the Subscriber’s original principal investment. If this option is chosen, the Debenture produced at the Closing Date will have a face value equal to the sum of the principal amount invested and all interest amounts to be earned over the life of the Debenture. For example, if the Subscriber purchases a $100,000 Debenture and chooses method 2, then the face amount of the Debenture will be $118,000 ($100,000 plus the 18% interest per annum calculated monthly over 12 months).

2.3

Early Redemption. The Company may, at its sole option, redeem all or any portion of the Debentures, and any accrued interest payable thereon, at any time from April 30, 2009 until the Maturity Date in accordance with the terms and conditions set forth in the Debenture.

2.4

Security. The obligations of the Company under this Debenture are secured by all assets of the Company’s wholly-owned subsidiary, Stockgroup Media Inc., a British Columbia company, pursuant to the Security Agreement dated as of October <>, 2008, among Stockgroup Media Inc. and the Secured Parties (as defined therein).

2.5

Use of Proceeds. The Company will use the proceeds from the sale of the Debentures (excluding amounts paid by the Company for legal fees in connection with the sale of the Debentures) for internal working capital purposes.

2.6	Closing Date.

(a)

The Closing Date shall occur on the first practicable trading day (other than a bank holiday) after each of the conditions contemplated by Sections 5 and 6 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

(b)

The closing of the purchase and sale of the Debentures shall occur on the Closing Date at the offices of the Company and shall take place no later than 3:00 P.M., Pacific Standard time, on such day or such other time as is mutually agreed upon by the Company and the Subscriber.

2.7	Form of Payment; Delivery of Certificates.

(a)

The Subscriber shall pay the Purchase Price for the Debentures by delivering immediately available good funds in United States or Canadian Dollars to the Company no later than the date prior to the Closing Date.

(b)

No later than the Closing Date, but in any event promptly following payment by the Subscriber to the Company of the Purchase Price, the Company shall deliver the Debentures, each duly executed on behalf of the Company and issued in the name of the Subscriber, to the Subscriber.

2.8	Method of Payment.

Payment of the Purchase Price shall be made by wire transfer of funds to:

CIBC
400 Burrard St.
Vancouver, B.C.

ABA#<>
For credit to the account of STOCKHOUSE INC.
Account No.: <>
Re:     Stockhouse Debentures.

Not later than 5:00 p.m., Pacific Standard time, on the date which is two (2) business days after both the Subscriber and the Company shall have accepted this Agreement, the Subscriber shall deposit with the Company the Purchase Price in immediately available funds. Time is of the essence with respect to such payment, and failure by the Subscriber to make such payment, shall allow the Company to cancel this Agreement.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

3.1	The Subscriber acknowledges, represents, warrants and covenants to and with the Company that, as at the date given above and at the Closing Date:

(a)

no prospectus has been filed by the Company with any of the Commissions in connection with the issuance of the Debentures, such issuance is exempted from the prospectus requirements of the Applicable Canadian Securities Laws and that:

	(i)	the Subscriber is restricted from using most of the civil remedies available under the Applicable Canadian Securities Laws;

	(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under the Applicable Canadian Securities Laws; and

	(iii)	the Company is relieved from certain obligations that would otherwise apply under the Applicable Canadian Securities Laws;

(b)

the Subscriber certifies that it is resident in the jurisdiction(s) set out under “Address of the Subscriber” on the signature page of this Agreement which address is the residence or principal place of business of the Subscriber as the case may be, and that such address was not obtained or used solely for the purpose of acquiring the Subscriber’s Debentures;

(c)

the Subscriber is purchasing the Subscriber’s Debentures as principal for its own account and not for the benefit of any other Person or is deemed under the Acts to be purchasing the Subscriber’s Debentures as principal, and in either case is purchasing the Subscriber’s Debentures for investment only and not with a view to the resale or distribution of all or any of the Subscriber’s Debentures;

(d)	the Subscriber, if not a resident of Canada, certifies that it is not resident in Canada and acknowledges that:

	(i)	no securities commission or similar regulatory authority or other entity has reviewed or passed on the merits of the Debentures;

	(ii)	there is no government or other insurance covering the Debentures;

	(iii)	there are risks associated with the purchase of the Debentures;

(iv)

there are restrictions on the Subscriber’s ability to resell the Debentures and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Debentures; and;

(v)

the Company has advised the Subscriber that the Company is relying on an Exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a Person registered to sell securities under the B.C. Act and, as a consequence of acquiring Debentures pursuant to such Exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

(e)	if the Subscriber is resident in Canada, the Subscriber:

(i)

is an Accredited Investor, by virtue of the fact that the Subscriber falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Exhibit B, (the Subscriber having checked the sub- paragraph(s) applicable to the Subscriber), and the Subscriber has not been created and is not being used solely to purchase or hold the Debentures as an Accredited Investor as described in subparagraph (m) of Exhibit B; or

(ii)

is purchasing sufficient Debentures so that the aggregate acquisition cost of the Subscriber’s Debentures to the Subscriber is not less than $150,000 paid in cash at the time of the issuance of the Debentures, and the Subscriber was not created and is not being used solely to purchase or hold the Subscriber’s Debentures in reliance on the prospectus exemption set out in Section 2.10 of National Instrument 45-106; or

(f)	if the Subscriber is resident outside of Canada and the United States, the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Subscriber’s Debentures, if any;

(ii)

is purchasing the Subscriber’s Debentures pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Subscriber’s Debentures under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

(iii)

confirms that the applicable securities laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscriber’s Debentures; and

	(iv)	confirms that the purchase of the Subscriber’s Debentures by the Subscriber does not trigger:

		(A)	an obligation to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

		(B)	continuous disclosure reporting obligations of the Company in the International Jurisdiction; and

the Subscriber will, if requested by the Company, deliver to the Company, a certificate or opinion of local counsel from the International Jurisdiction which confirms the matters referred to in (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably, and comply with such other requirements as the Company may reasonably require;

(g)	(i)

unless the Subscriber has completed and delivered the U.S. Accredited Investor Certificate attached as Exhibit C hereto (in which case the Subscriber makes the representations, warranties and covenants therein):

(A)	the Subscriber is not a U.S. Person and is not purchasing the Debentures for the account or benefit of, a U.S. Person or a Person in the United States;

(B)	the offer to purchase the Subscriber’s Debentures was not made to the Subscriber in the United States;

(C)

at the time the Subscriber’s subscription for Debentures was executed and delivered to the Company, the Subscriber (or the Subscriber’s authorized signatory, if it is an entity) was outside the United States;

(D)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(E)

it undertakes and agrees that it will not offer or sell the Debentures in the United States unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Debentures except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

(F)	it will not engage in hedging transactions with regard to the Debentures unless conducted in compliance with the 1933 Act;

(G)

it acknowledges that the Company will refuse to register any transfer of any of the Debentures not made in accordance with the provisions of Regulation S under the 1933 Act, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

(H)	the Debentures have not been registered under the 1933 Act and are “restricted securities” as defined under Rule 144 and may be resold only if:

(1)	the sale is to the Company;

(2)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S (or such successor rule or regulation then in effect), if available, and in compliance with applicable state securities laws;

(3)

the sale is made pursuant to an exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws;

(4)

the sale is a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and it has prior to such sale furnished to the Company an opinion of counsel to that effect reasonably satisfactory to the Company; or

(5)	the sale is pursuant to an effective registration statement under the 1933 Act;

(I)

for the period under the 1933 Act when the Debentures are “restricted securities” as defined in Rule 144 under the 1933 Act, each certificate representing such security shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE 1933 ACT.

(J)

it acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Company is not in any manner responsible) for complying with such restrictions;

(ii)

the Subscriber acknowledges that the Debentures have not been registered under the 1933 Act or the securities laws of any state of the United States, that the Debentures may not be offered or sold, directly or indirectly, in the United States or to a U.S. Person except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of any of the Debentures, and they are not purchasing the Debentures as a result of and have not engaged in any Directed Selling Efforts;

(iii)

the Subscriber will not offer, sell or otherwise transfer any of the Debentures in the United States or to, or for the benefit or account of, a U.S. Person except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom; and

(iv)

the Subscriber has not purchased the Debentures as a result of any form of General Solicitation or General Advertising, and the sale of the Debentures was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or telecommunications, including electronic display and the Internet or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising;

(h)	no Person has made to the Subscriber any written or oral representations:

	(i)	that any Person will resell or repurchase any of the Debentures;

	(ii)	that any Person will refund the purchase price of any of the Debentures;

	(iii)	as to the future price or value of any of the Debentures; or

	(iv)	that any of the Debentures will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Debentures for trading on a stock exchange;

(i)

this subscription has not been solicited in any other manner contrary to the Applicable Canadian Securities Laws or the 1933 Act and the Subscriber acknowledges that the Subscriber will not receive an offering memorandum or other disclosure document in respect of the Company or the Private Placement;

(j)

the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the Applicable Securities Laws) in the affairs of the Company that has not been generally disclosed to the public, save knowledge of this particular transaction;

(k)

the Subscriber’s decision to tender this offer and purchase the Subscriber’s Debentures has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any other Person and is based entirely upon this Agreement and currently available public information concerning the Company;

(l)

the Company will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Subscriber’s Debentures to the Subscriber being exempt from the prospectus and registration requirements under applicable relevant securities legislation;

(m)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Subscriber;

(n)

the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound;

(o)	this Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber;

(p)

the Subscriber has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Debentures by applicable securities legislation and regulatory policies and confirms that no representations by the Company have been made respecting the hold periods applicable to the Debentures, and the Subscriber is solely responsible (and the Company is not responsible) for compliance with the applicable resale restrictions;

(q)

the Subscriber is aware of the risks and other characteristics of the Debentures and of the fact that the Subscriber may not be able to resell the Debentures purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Debentures may be subject to resale restrictions and may bear a legend to this effect;

(r)

if required by Applicable Canadian Securities Laws, policy or order or by any Regulatory Authorities, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Debentures as may be required;

(s)

the Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(t)

the Subscriber has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document from the Company describing the business and affairs of the Company;

(u)

the funds representing the aggregate subscription price for the Subscriber’s Debentures which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “Proceeds of Crime Act”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a Person who has not been identified to the Subscriber; and (b) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith;

(v)	the Subscriber agrees that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber; and

(w)

the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the Closing Date.

3.2

The representations, warranties, covenants and acknowledgements set forth herein and, if applicable, in the U.S. Accredited Investor Certificate attached as Exhibit C hereto are made by the Subscriber on its own behalf with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of the Debentures, and the Subscriber hereby agrees to indemnify the Issuer and its representatives, directors, officers, employees and agents from and against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein and, if applicable, in the U.S. Accredited Investor Certificate attached as Exhibit C hereto, which takes place prior to the Closing Date.

3.3	The Company will obtain and hold the right and benefit of this section in trust for and on behalf of itself.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4.1	The Company represents and warrants to the Subscriber as of the date hereof and as of the Closing Date that, except as otherwise provided in the Company’s Public Documents:

(a)

there are no preemptive rights of any shareholder of the Company to acquire the Debentures. No party other than a Subscriber has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements;

(b)

the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition or results of operations of the Company and its subsidiaries taken as a whole;

(c)

this Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally;

(d)

the execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Debenture, and the consummation by the Company of the other transactions contemplated by this Agreement, the Debentures and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, or on the transactions contemplated herein;

(e)

no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Debentures to the Subscriber as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained;

(f)

none of the Company’s Public Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Since October 1, 2008, the Company has timely filed all requisite forms, reports and exhibits thereto required to be filed by the Company with the SEC and the Commissions;

(g)

since the Last Audited Date, there has been no material adverse change and no material adverse effect on the business, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, except as disclosed in the Company’s Public Documents. Since the Last Audited Date, except as provided in the Company’s Public Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(h)

there is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company’s Public Documents) that has not been disclosed in writing to the Subscriber that (i) would reasonably be expected to have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to any of the Transaction Agreements, or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Subscriber in the Transaction Agreements;

(i)

there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements;

(j)

except as set forth in Section 4.1(d) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole;

(k)

neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound;

(l)

neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, at any time since October 1, 2008, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Debentures as contemplated hereby; and

(m)

neither the Company nor the Subscriber has taken any action which would give rise to any claim by any Person for brokerage commission, finder’s fees or similar payments by the Subscriber relating to this Agreement or the transactions contemplated hereby. Each of the Company, on the one hand, and the Subscriber, on the other (each of them, a “Fee Indemnitor”), shall indemnify and hold harmless the other (and its employees, officers, directors, agents, and partners, and their respective Affiliates; each, including the Company or the Subscriber, as the case may be, a “Fee Indemnitee”) from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred, by any party claiming the payment from a Fee Indemnitee on account of an agreement made by the relevant Fee Indemnitor.

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

5.1	The Subscriber understands that the Company’s obligation to sell the Debentures to the Subscriber pursuant to this Agreement on the Closing Date is conditioned upon:

	(a)	The execution of this Agreement by the Subscriber;

	(b)	Delivery by the Subscriber to the Company of good funds as payment in full of an amount equal to the Purchase Price for the Debentures in accordance with this Agreement;

(c)

The accuracy on the Closing Date of the representations and warranties of the Subscriber contained in this Agreement, each as if made on such date, and the performance by the Subscriber on or before such date of all covenants and agreements of the Subscriber required to be performed on or before such date; and

	(d)	There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

6.	CONDITIONS TO THE SUBSCRIBER’S OBLIGATION TO PURCHASE.

6.1	The Company understands that the Subscriber’s obligation to purchase the Debentures on the Closing Date is conditioned upon:

	(a)	The execution of this Agreement and the other Transaction Agreements by the Company;

	(b)	Delivery by the Company to the Subscriber of the Debentures in accordance with this Agreement;

(c)

The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

	(d)	There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

7.	GOVERNING LAW: MISCELLANEOUS.

7.1

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia for contracts to be wholly performed in such province and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal and provincial courts of British Columbia located in the City of Vancouver in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

7.2	Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

7.3	This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

7.4	All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

7.5	A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

7.6	This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

7.7	The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.8

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

7.9	This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

7.10	This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

8.	NOTICES.

8.1	Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

	(a)	the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b)	the seventh business day after deposit, postage prepaid, in the United States Postal Service or Canada Post by registered or certified mail, or

(c)	the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days’ advance written notice similarly given to each of the other parties hereto):

COMPANY:
                       STOCKHOUSE INC..
                       Suite 500
                       750 West Pender Street
                       Vancouver, British Columbia, CANADA V6C 2T7
                       Attn: Marcus New
                       Telephone No.: (604) 331-0995
                       Telecopier No.: (604) 331-1194

SUBSCRIBER:
                       At the address set forth on the signature page of this Agreement.

9.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

9.1

The Company’s and the Subscriber’s representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Debentures and the payment of the Purchase Price, and shall inure to the benefit of the Subscriber and the Company and their respective successors and assigns.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
THE NEXT PAGE IS PAGE 20.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Subscriber (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

AMOUNT AND PURCHASE PRICE OF DEBENTURES:     $_______________________

INTEREST PAYMENT METHOD (please circle applicable choice): Method 1 / Method 2

SIGNATURES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf this ____ day of _______________, 2008.

Address of the Subscriber	Printed Name of Subscriber

By:
Fax No. _______________________________________	(Signature of Authorized Person)

Jurisdiction of Incorporation	Printed Name and Title
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf.

STOCKHOUSE INC.

By:    _________________________________________
           (Signature of Authorized Person)

Title: _________________________________________

Date: ______________________, 2008

Exhibit A

PARTICULARS OF SUBSCRIBER
NOTE: THE SUBSCRIBER MUST PROVIDE THE INFORMATION ON THIS EXHIBIT A.

GENERAL INFORMATION
If an Individual:	If a Corporation:

Full Name
Full Corporate Name

Residential Address	Head Office Address

City Province/State Postal Code	City Province/State Postal Code

Country	Country

Attention
Telephone Facsimile
Telephone Facsimile

Social Insurance Security Number	Jurisdiction of Incorporation

EXHIBIT B
ACCREDITED INVESTOR QUESTIONNAIRE

The Subscriber is a resident of Canada and the Subscriber hereby represents, warrants and certifies to the Company that the Subscriber or the Disclosed Principal, as the case may be, is an “accredited investor”, as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) and, as at the time the subscription is accepted by the Company (“Closing”), the Subscriber will fall within one or more of the following categories (Please check one or more, as applicable):

ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that the Subscriber is [check each applicable item]:

_____	(a)	a Canadian financial institution (as defined under NI 45-106), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

_____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_____	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_____	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_____	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

_____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_____	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_____	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

_____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

_____	(m)

a person, other than an individual or investment fund or a person created or used solely to purchase or hold securities as an accredited investor, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

_____	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 – Minimum Amount Investment and 2.19 – Additional Investment in Investment Funds of NI 45-106, or;

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 – Investment Fund Reinvestments of NI 45-106;

_____	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or in Québec, the securities regulatory authority, has issued a receipt;

_____	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_____	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

_____	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

_____	(t)

a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors as defined under NI 45-106;

_____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

_____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______________ day of _____________________________________, 200_______.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

As used in this Questionnaire, the following terms have the following meanings:

(a)	“Canadian financial institution” means

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds

	(i)	a sufficient number of any of the securities of an Company so as to affect materially the control of the Company, or

	(ii)	more than 20% of the outstanding voting securities of an Company except where there is evidence showing that the holding of those securities does not affect materially the control of the Company;

(c)	“director” means

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)

“eligibility adviser” means a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;

(e)	“executive officer” means, for an Company, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

	(iii)	an officer of the Company or any of its subsidiaries and who performs a policy-making function in respect of the Company, or

	(iv)	performing a policy-making function in respect of the Company;

(f)	“financial assets” means

	(i)	cash,

	(ii)	securities, or

	(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“founder” means, in respect of an Company, a person who,

(i)

acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Company, and

	(ii)	at the time of the trade is actively involved in the business of the Company;

(h)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(i)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)	“investment fund” means a mutual fund or a non-redeemable investment fund;

(k)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(m)	“non-redeemable investment fund” means an Company,

	(i)	whose primary purpose is to invest money provided by its securityholders,

	(ii)	that does not invest,

		(A)	for the purpose of exercising or seeking to exercise control of an Company, other than an Company that is a mutual fund or a non-redeemable investment fund, or

		(B)	for the purpose of being actively involved in the management of any Company in which it invests, other than an Company that is a mutual fund or a non-redeemable investment fund, and

	(iii)	that is not a mutual fund;

(n)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“regulator” means, for the local jurisdiction, the Executive Director or Director or la Commission des valeurs mobilières du Québec as defined under securities legislation of the local jurisdiction;

(p)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets;

(q)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

EXHIBIT C
U.S. ACCREDITED INVESTOR CERTIFICATE

TO:     STOCKHOUSE INC.

The Subscriber understands and agrees that the Debentures have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and the Debentures are being offered and sold to the Subscriber in reliance upon Rule 506 of Regulation D under the 1933 Act.

Capitalized terms used in this Exhibit C and defined in the Agreement to which the Exhibit C is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Subscriber”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

(a)

it is purchasing the Debentures for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Debentures has any intention to distribute either directly or indirectly any of the Debentures in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Debentures pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)

it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Debentures is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must initial “SUB” and the Beneficial Purchaser, if applicable, must initial “BP” on the appropriate line):

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_____	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

_____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

_____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_____	Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_____	Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_____	Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

_____	Category 12.	Any director or executive officer of the Company; or

_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S. $1,000,000; or

_____	Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

_____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)

it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Debentures, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE 1933 ACT”

provided, that if any of the Debentures are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Company and its transfer agent of an opinion satisfactory to the Company and its transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(d)	it agrees not to offer, sell or otherwise transfer any of the Debentures except as permitted by paragraph (c) above and the legend included therein;

(e)	it has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;

(f)

it has had access to the Internet’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and the Electronic Data Gathering and Retrieval System (“EDGAR”) at www.sec.gov and the filings of the Company included therein, and has had access to such other information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Debentures;

(g)

it acknowledges that the Corporation will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S under the 1933 Act, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

(h)	the Debentures have not been registered under the 1933 Act and are “restricted securities” as defined under Rule 144 and may be resold only if:

	(i)	the sale is to the Company;

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S (or such successor rule or regulation then in effect), if available, and in compliance with applicable state securities laws;

(iii)

the sale is made pursuant to an exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws;

(iv)

the sale is a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and it has prior to such sale furnished to the Company an opinion of counsel to that effect reasonably satisfactory to the Company; or

	(v)	the sale is pursuant to an effective registration statement under the 1933 Act

(i)

it consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(j)

while the Company has agreed to file the Registration Statement (as described in the Registration Rights Agreement) and cause it to be declared effective by the SEC, there is no assurance that the Company will be able to cause the Registration Statement to be declared effective by the SEC, and if the Registration Statement is not declared effective by the SEC, the Debentures may not be resold by the Subscriber, except pursuant to an exemption contained under applicable securities laws, which may not be available, and if the Registration Statement is not declared effective, the Debentures remain “restricted securities” under the 1933 Act;

(k)

the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Debentures is the address listed as the “Subscriber’s Residential or Head Office Address” on the first page of the Subscription Agreement;

(l)

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Debentures; the Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Debentures;

(m)	it has not purchased the Debentures as a result of any form of General Solicitation or General Advertising or Directed Selling Efforts, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising; and

(n)

it acknowledges that the representations, warranties and covenants contained in this Appendix are made by it with the intent that they may be relied upon by the Company in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Debentures. It agrees that by accepting Debentures it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Debentures and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______________ day of _____________________________________, 200_______.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing